UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C.  20549



                                     FORM 8-K




                                  CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) November 7, 1994






          NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
             NAVISTAR FINANCIAL 1993-A OWNER TRUST, NAVISTAR FINANCIAL
           1994-A OWNER TRUST AND NAVISTAR FINANCIAL 1994-B OWNER TRUST
            (Exact name of Registrant as specified in its charter)




                                    Delaware
                  (State or other jurisdiction of incorporation)




       1-4146-1                                         51-0337491
(Commission File Number)                   (I.R.S. Employer Identification No.)




2850 West Golf Road Rolling Meadows, Illinois                          60008
  (Address of principal executive offices)                           (Zip Code)





          Registrant's telephone number including area code 708-734-4275

                     INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


         On December 7, 1994, Registrant made available the Monthly Servicer Certificates for the Period of November 1994 for the specified Owner Trusts, which are attached as Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits:

             See attached Exhibit Index.




                                     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1993-A OWNER TRUST, NAVISTAR FINANCIAL
                  1994-A OWNER TRUST AND NAVISTAR FINANCIAL 1994-B OWNER TRUST
                                                 (Registrant)







Date  December 7, 1994         By:/s/  PHYLLIS E. COCHRAN
                                       Phyllis E. Cochran
                                       Vice President & Controller

                                   EXHIBIT INDEX


Exhibit No.        Description

Navistar Financial 1993-A Owner Trust

   20.1            Monthly Servicer Certificate, dated November 8, 1994


Navistar Financial 1994-A Owner Trust

   20.2            Monthly Servicer Certificate, dated November 7, 1994


Navistar Financial 1994-B Owner Trust

   20.3            Monthly Servicer Certificate, dated November 8, 1994

                                                                 Exhibit 20.1
Navistar Financial 1993-A Owner Trust
                                                                  Page 1 of 3
For the Month of October 1994
Distribution Date of November 15, 1994
Servicer Certificate Dated November 8, 1994

Original Pool Amount                       $335,002,547.77

Beginning Pool Balance                     $186,893,080.22
Beginning Pool Factor                            0.5578855

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)      $10,079,253.87
  Interest Collected                         $1,552,048.95

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries              $187,118.83
Total Additional Deposits                      $187,118.83

Repos/Chargeoffs                               $281,356.45
Aggregate Number of Notes Charged Off                   24

Total Available Funds                       $11,665,352.43

Ending Pool Balance                        $176,685,539.12
Ending Pool Factor                               0.5274155

Servicing Fee                                  $155,744.23

Repayment of Servicer Advances                 $153,069.22

Reserve Account:
  Beginning Balance                         $14,069,503.50
  Target Percentage                                  7.50%
  Target Balance                            $13,251,415.43
  Minimum Balance                            $6,700,050.96
  (Release)/Deposit                           $(818,088.06)
  Ending Balance                            $13,251,415.43


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                1,112,773.37         880
    31-60 days                                   68,818.95          80
    60+ days                                      6,694.65           6

    Total                                     1,188,286.97         881

  Balances:
    60+ days                                     78,327.77           6

Memo Item - Reserve Account

  Prior Month                               $14,016,981.02
  Invest. Income                                 52,522.48
    Beginning Balance                       $14,069,503.50

                                                                 Exhibit 20.1

Navistar Financial 1993-A Owner Trust
                                                                  Page 2 of 3
For the Month of October 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original
 Pool Amount Dist.:      $335,002,547.77$127,300,000.00$195,976,000.00$11,726,547.77
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        3.475%        4.475%       4.800%

Beginning Pool Balance   $186,893,080.22
Ending Pool Balance      $176,685,539.12

Collected Principal       $10,113,303.48
Collected Interest         $1,552,048.95
Charge-Offs                  $281,356.45
Servicing                    $155,744.23

  Total Collections Available
    for Debt Service      $11,509,608.20

Beginning Balance        $176,497,241.39        $0.00$166,174,932.41$10,322,308.98

Interest Due                 $660,983.26        $0.00   $619,694.02   $41,289.24
Interest Paid                $660,983.26        $0.00   $619,694.02   $41,289.24
Principal Due             $10,394,659.93        $0.00 $9,926,900.23  $467,759.70
Principal Paid            $10,394,659.93        $0.00 $9,926,900.23  $467,759.70
Turbo Principal                    $0.00        $0.00         $0.00        $0.00

Ending Balance           $166,102,581.46        $0.00$156,248,032.17$9,854,549.29
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.0000000000  0.7972814639 0.8403623538

Total Distributions       $11,055,643.19        $0.00$10,546,594.25  $509,048.94

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing             $453,965.01

Beginning Reserve Account Balance$14,069,503.50
(Release)/Draw              $(818,088.06)
Ending Reserve Account Balance$13,251,415.43

Memo Item - Advances:
 Servicer Advances - Current Month$(153,069.22)
 Total Outstanding Servicer Advances$2,634,918.70

                                                                 Exhibit 20.1
Navistar Financial 1993-A Owner Trust
                                                                  Page 3 of 3
For the Month of October 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                 June 1994    July 1994   August 1994September 1994 October 1994
Beg. Pool Balance$229,060,297.28$217,858,900.82$208,241,677.74$196,498,247.26$186,893,080.22

A)Loss Trigger:
Principal of Contracts
  Charged off    $410,903.84 $231,352.45 $116,266.98 $132,078.67 $281,356.45
Recoveries       $510,568.46 $511,662.50 $440,288.11 $204,705.17 $187,118.83


Total Charge off
  (Months 5,4,3) $758,523.27
Total Recoveries
  (Months 3,2,1)  832,112.11
Net Loss/(Recoveries)
  for 3 Mos.     $(73,588.84)(a)

Total Balance
  (Months 5,4,3)$655,160,875.84(b)

Loss Ratio [(a/b)(12)](0.1348)%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days                             $368,635.66 $272,345.53  $78,327.77
  As % of Beginning
    Pool Balance                            0.17702%    0.13860%    0.04191%
  Three Month Average                       0.34306%    0.25047%    0.11918%

Trigger:
  Is Average> 2.0%        No



  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer

                                                                 Exhibit 20.2
Navistar Financial 1994-A Owner Trust
                                                                  Page 1 of 3
For the Month of October 1994
Distribution Date of November 15, 1994
Servicer Certificate Dated November 7, 1994

Original Pool Amount                       $280,021,471.35

Beginning Pool Balance                     $230,731,855.08
Beginning Pool Factor                            0.8239792

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)       $7,540,880.99
  Interest Collected                         $1,802,089.37

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries              $140,673.85
Total Additional Deposits                      $140,673.85

Repos/Chargeoffs                               $210,760.46
Aggregate Number of Notes Charged Off                   17

Total Available Funds                        $9,292,719.94

Ending Pool Balance                        $223,171,137.90
Ending Pool Factor                               0.7969787

Servicing Fee                                  $192,276.55

Repayment of Servicer Advances                 $190,924.27

Reserve Account:
  Beginning Balance (see Memo Item)         $15,053,769.19
  Target Percentage                                  6.50%
  Target Balance                            $14,506,123.96
  Minimum Balance                            $5,600,429.43
  (Release)/Deposit                           $(547,645.23)
  Ending Balance                            $14,506,123.96


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                  858,524.37         768
    31-60 days                                   59,347.63          63
    60+ days                                      4,559.21           6

    Total                                       922,431.21         768

  Balances:
    60+ days                                    161,834.38           6


Memo Item - Reserve Account

  Prior Month                               $14,997,570.58
  Invest. Income                                 56,198.61
    Beginning Balance                       $15,053,769.19

                                                                 Exhibit 20.2

Navistar Financial 1994-A Owner Trust
                                                                  Page 2 of 3
For the Month of October 1994

               [-----------------------NOTES----------------------]
                                         CLASS A-1
                              TOTAL    (MONEY MARKET)  CLASS A-2   CERTIFICATES
Original Pool Amount Dist.:$280,021,471.35$89,606,000.00$180,614,000.00$9,801,471.35
 Distribution Percentages                     100.00%        95.50%        4.50%
 Turbo Percentages                            100.00%         0.00%        0.00%
 Coupon                                        4.531%        5.930%       6.260%

Beginning Pool Balance   $230,731,855.08
Ending Pool Balance      $223,171,137.90

Collected Principal        $7,490,630.57
Collected Interest         $1,802,089.37
Charge-Offs                  $210,760.46
Servicing                    $192,276.55

  Total Collections Available
    for Debt Service       $9,100,443.39

Beginning Balance        $227,144,417.79$36,728,946.44$180,614,000.00$9,801,471.35

Interest Due               $1,082,347.57  $138,682.38   $892,534.18   $51,131.01
Interest Paid              $1,082,347.57  $138,682.38   $892,534.18   $51,131.01
Principal Due              $7,701,391.03$7,701,391.03         $0.00        $0.00
Principal Paid             $7,701,391.03$7,701,391.03         $0.00        $0.00
Turbo Principal              $316,704.79  $316,704.79         $0.00        $0.00

Ending Balance           $219,126,321.96$28,710,850.61$180,614,000.00$9,801,471.35
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.3204121444   1.000000000  1.000000000

Total Distributions        $9,100,443.39$8,156,778.20   $892,534.18   $51,131.01

Interest Shortfall                 $0.00        $0.00         $0.00        $0.00
Principal Shortfall                $0.00        $0.00         $0.00        $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00        $0.00

Excess Servicing                   $0.00

Beginning Reserve Account Balance$15,053,769.19
(Release)/Draw              $(547,645.23)
Ending Reserve Account Balance$14,506,123.96

Memo Item - Advances:
 Servicer Advances - Current Month$(190,924.27)
 Total Outstanding Servicer Advances$1,454,116.93

                                                                 Exhibit 20.2

Navistar Financial 1994-A Owner Trust
                                                                  Page 3 of 3
For the Month of October 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                  Jun-94      Jul-94      Aug-94      Sep-94      Oct-94
Beg. Pool Balance$263,124,897.50$253,585,250.08$245,818,476.45$238,454,550.53$230,731,855.08

A)Loss Trigger:
Principal of Contracts
  Charged off     $50,065.52  $89,965.32 $241,522.18 $252,895.29 $210,760.46
Recoveries        $61,091.00  $18,910.43  $40,465.78 $265,226.99 $140,673.85


Total Charge off
  (Months 5,4,3) $381,553.02
Total Recoveries
  (Months 3,2,1)  446,366.62
Net Loss/(Recoveries)
  for 3 Mos.     $(64,813.60)(a)

Total Balance
  (Months 5,4,3)$762,528,624.03(b)

Loss Ratio [(a/b)(12)](0.1020)%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days                             $262,843.43 $897,805.89 $161,834.38
  As % of Beginning
    Pool Balance                            0.10693%    0.37651%    0.07014%
  Three Month Average                       0.12031%    0.22080%    0.18453%


Trigger:
  Is Average> 2.0%        No


  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer

                                                                 Exhibit 20.3

Navistar Financial 1994-B Owner Trust
                                                                  Page 1 of 3
For the Month of October 1994
Distribution Date of November 15, 1994
Servicer Certificate Dated November 8, 1994

Original Pool Amount                       $215,029,773.64

Beginning Pool Balance                     $198,075,623.63
Beginning Pool Factor                            0.9211544

Principal and Interest Collections:
  Principal Collected
    (Including Servicer Advance Repay)       $5,324,073.63
  Interest Collected                         $1,554,574.24

Additional Deposits:
  Repurchase Amounts                                 $0.00
  Liquidation Proceeds/Recoveries               $29,623.23
Total Additional Deposits                       $29,623.23

Repos/Chargeoffs                                $71,359.78
Aggregate Number of Notes Charged Off                   10

Total Available Funds                        $6,803,123.20

Ending Pool Balance                        $192,785,338.12
Ending Pool Factor                               0.8965518

Servicing Fee                                  $165,063.02

Repayment of Servicer Advances                 $105,147.90

Reserve Account:
  Beginning Balance (see Memo Item)         $12,923,158.58
  Target Percentage                                  6.50%
  Target Balance                            $12,531,046.98
  Minimum Balance                            $4,300,595.47
  (Release)/Deposit                           $(392,111.60)
  Ending Balance                            $12,531,046.98


Delinquencies:                                   Dollars         Notes
  Installments:
     1-30 days                                  660,639.05         552
    31-60 days                                   23,317.09          27
    60+ days                                      2,148.97           3

    Total                                       686,105.11         552

  Balances:
    60+ days                                     39,472.33           3


Memo Item - Reserve Account

  Prior Month                               $12,874,915.54
  Invest. Income                                 48,243.04
    Beginning Balance                       $12,923,158.58

                                                                 Exhibit 20.3

Navistar Financial 1994-B Owner Trust
                                                                  Page 2 of 3
For the Month of October 1994


                              TOTAL         NOTES     CERTIFICATES
Original Pool Amount Dist.:$215,029,773.64$207,503,000.00$7,526,773.64
 Distribution Percentages                      96.50%         3.50%
 Coupon                                        6.400%        6.625%

Beginning Pool Balance   $198,075,623.63
Ending Pool Balance      $192,785,338.12

Collected Principal        $5,248,548.96
Collected Interest         $1,554,574.24
Charge-Offs                   $71,359.78
Servicing                    $165,063.02

  Total Collections Available
    for Debt Service       $6,638,060.18

Beginning Balance        $198,050,446.65$191,117,949.46$6,932,497.19

Interest Due               $1,057,568.89$1,019,295.73    $38,273.16
Interest Paid              $1,057,568.89$1,019,295.73    $38,273.16
Principal Due              $5,319,908.74$5,133,711.93   $186,196.81
Principal Paid             $5,319,908.74$5,133,711.93   $186,196.81

Ending Balance           $192,730,537.92$185,984,237.53$6,746,300.39
Note/Certificate Pool Factor
 (Ending Balance/Original Pool Amount)   0.8962966200  0.8963070645

Total Distributions        $6,377,477.63$6,153,007.66   $224,469.97

Interest Shortfall                 $0.00        $0.00         $0.00
Principal Shortfall                $0.00        $0.00         $0.00
 Total Shortfall (required from Reserve)$0.00   $0.00         $0.00

Excess Servicing             $260,582.55

Beginning Reserve Account Balance$12,923,158.58
(Release)/Draw              $(392,111.60)
Ending Reserve Account Balance$12,531,046.98

Memo Item - Advances:
 Servicer Advances - Current Month$(105,147.90)
 Total Outstanding Servicer Advances$850,194.93

                                                                 Exhibit 20.3

Navistar Financial 1994-B Owner Trust
                                                                  Page 3 of 3
For the Month of October 1994


Trigger Events:  A) Loss Trigger
                 B) Delinquency Trigger

                    5           4           3           2           1
                  Jul-94      Aug-94      Sep-94      Oct-94      Nov-94
Beg. Pool Balance$215,029,773.64$208,966,470.50$203,361,626.24$198,075,623.63

A)Loss Trigger:
Principal of Contracts
  Charged off     $29,668.94  $30,458.71 $102,483.43  $71,359.78
Recoveries             $0.00   $9,735.95  $15,441.03  $29,623.23


Total Charge off
  (Months 5,4,3) $162,611.08
Total Recoveries
  (Months 3,2,1)   45,064.26
Net Loss/(Recoveries)
  for 3 Mos.     $117,546.82(a)

Total Balance
  (Months 5,4,3)$627,357,870.38(b)

Loss Ratio [(a/b)(12)]0.2248%

Trigger:
  Is Ratio> 1.5%          No


B) Delinquency Trigger:
  Balance delinquency
    60+ days                  $35,365.73 $582,599.69  $39,472.33
  As % of Beginning
    Pool Balance                0.01692%    0.28648%    0.01993%
  Three Month Average           0.01681%    0.11231%    0.10778%

Trigger:
  Is Average> 2.0%        No



  Navistar Financial Corporation



by:/s/R. W. CAIN
      R. W. CAIN
      Vice President and Treasurer